Loan Numbers:

717610897
717610898

FIRST AMENDMENT TO LOAN AGREEMENT
(Loan E and F)

THIS FIRST AMENDMENT TO LOAN AGREEMENT (Loan E and F) (the "Loan E
and F First Amendment") is made and entered into as of the 23rd day of April, 2015 (the "Loan E and F First Amendment Effective Date"), by and among 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, 734 LMC GROVES, LLC, a Florida limited liability company, 734 CO-OP GROVES, LLC, a Florida limited liability company, 734 BLP GROVES, LLC, a Florida limited liability company, and 734 HARVEST, LLC, a Florida limited liability company, being collectively referred to as the "Borrower" (and unless otherwise provided the term "Borrower" shall apply to each of said five limited liability companies both separately and collectively), jointly and severally, all having an office and place of business at 10070 Daniels Interstate Court, Suite 100, Fort Myers, Florida 33913, and PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company, having an office and place of business at 801 Warrenville Road, Suite 150, Lisle, Illinois 60532-1357 (referred to herein as the "Lender").

WITNESSETH:

WHEREAS, Borrower executed in favor of Lender that certain Promissory Note A in the face amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00) dated December 31, 2012 ("Note A", and the loan evidenced thereby is known as Loan 717610613 and is referred to as "Loan A"), that certain Promissory Note B in the face amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00) dated December 31, 2012 ("Note B", and the loan evidenced thereby is known as Loan 717610637 and is referred to as "Loan B" and Note A and Note B are collectively herein referred to as "Notes A and B" with Loan A and Loan B herein referred to as "Loans A and B"), and a Promissory Note C in the face amount of Five Million Dollars ($5,000,000.00) which was never disbursed, was heretofore canceled and is no longer in force and effect;

WHEREAS, in connection with the execution and delivery of Notes A and B, Borrower and Lender executed that certain Loan Agreement dated December 31, 2012 (the "2012 Original Loan Agreement");

WHEREAS, Borrower executed, in seven counterparts, in favor of Lender, that certain Mortgage and Security Agreement dated December 31, 2012, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4872, Page 2431, in the Public Records of Collier, County, Florida, one counterpart of which was recorded on January 3, 2013 as Instrument

Number 201325000089, in the Public Records of Hardee, County, Florida, one counterpart of which was recorded on January 4, 2013 in Official Records Book 856, Page 1833, in the Public Records of Hendry County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2359, Page 1500, in the Public Records of Highlands, County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2622, Page 1255, in the Public Records of Martin, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4375, Page 689, in the Public Records of Osceola County, Florida and one counterpart of which was recorded on January 3, 2013 in Official Records Book 08841, Page 0130, in the Public Records of Polk County, Florida, encumbering property located in said counties securing Notes A and B (the "2012 Original Security Instrument");

WHEREAS, Borrower executed, in seven counterparts, in favor of Lender, that certain Assignment of Leases and Rents dated December 31, 2012, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4872, Page 2510, in the Public Records of Collier, County, Florida, one counterpart of which was recorded on January 3, 2013 as Instrument Number 201325000090, in the Public Records of Hardee, County, Florida, one counterpart of which was recorded on January 4, 2013 in Official Records Book 856, Page 1912, in the Public Records of Hendry County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2359, Page 1579, in the Public Records of Highlands, County, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 2622, Page 1334, in the Public Records of Martin, Florida, one counterpart of which was recorded on January 3, 2013 in Official Records Book 4375, Page 768, in the Public Records of Osceola County, Florida and one counterpart of which was recorded on January 3, 2013 in Official Records Book 08841, Page 0209, in the Public Records of Polk County, Florida, encumbering property located in said counties securing Notes A and B (the "2012 Original Assignment of Leases and Rents");

WHEREAS, in connection with the execution and delivery of Notes A and B, the 2012 Original Security Instrument, the 2012 Original Assignment of Leases and Rents, and the 2012 Original Loan Agreement, Borrower executed in favor of Lender and/or Borrower and Lender entered into certain guarantees and other loan documents pertaining to Loan A and B (said loan documents are collectively referred to as the "2012 Loan Documents");

WHEREAS, on March 26, 2013, Borrower executed in favor of Lender a Future Advance Promissory Note D in the face amount of up to Six Million and No/100 Dollars ($6,000,000.00) evidencing a loan known as Loan 717610647 (referred to herein as "Note D", and the revolving loan evidenced thereby being referred to as "Loan D"); Borrower and Lender executed a First Amendment to Loan Agreement (the "2013 First Amendment to Loan Agreement" with the 2012 Original Loan Agreement as amended thereby being referred to as the "2013 Loan Agreement"); Borrower and Lender executed a Modification of Mortgage and Security Agreement and Modification of Other Loan Documents dated March 26, 2013 (the "2013 Modification"), in seven counterparts, one of which was recorded on March 27, 2013 in Official Records Book 4901, Page 545, the Public Records of Collier County, Florida, recorded on March 27, 2013 as Instrument 201325001828, Public Records of Hardee County, Florida, on March 27, 2013 in Official Records Book 860, Page 400, Public Records of Hendry County, Florida, on March 27, 2013 in Official Records Book 2371, Page 1945 Public Records of Highlands County, Florida, on March 27, 2013 in Official Records Book 2639, Page 11743 Public Records of Martin

County, Florida, on March 27, 2013 in Official Records Book 4417, Page 2860 Public Records of Osceola County, Florida and on March 27, 2013 in Official Records Book 8917, Page 377 Public Records of Polk County, Florida; and Borrower executed in favor of Lender and/or Borrower and Lender entered into certain other guarantees of such loan documents and other loan documents of even date therewith (Note D, the First Amendment to Loan Agreement, the 2013 Modification, and such other loan documents related to the foregoing are herein collectively referred to as the "2013 Loan Documents" and the 2012 Original Security Instrument, as modified by the 2013 Modification, is referred to as the "2013 Original Security Instrument", the 2012 Original Assignment of Leases and Rents as modified by the 2013 Modification is referred to as the "2013 Assignment of Leases and Rents", and the 2012 Loan Documents as modified by the 2013 Loan Documents are referred to as the "2013 Loan A, B and D Existing Loan Documents");

WHEREAS, on September 4, 2014 Borrower executed in favor of Lender a Promissory Note E in the face amount of up to Five Million Five Hundred Thousand and Noll 00 Dollars ($5,500,000.00) evidencing a loan known as Loan 717610897 (referred to herein as "Note E", and the loan evidenced thereby being referred to as "Loan E"); Borrower executed in favor of Lender a Promissory Note F in the face amount of up to Five Million Five Hundred Thousand and No/100 Dollars ($5,500,000.00) evidencing a loan known as Loan 717610898 (referred to herein as "Note F", and the loan evidenced thereby being referred to as "Loan F"); Borrower executed in favor of Lender a Mortgage and Security Agreement dated September 4, 2014 and securing Loan E and Loan F and cross-collateralized with the 2013 Loan A, B and D Existing Loan Documents as modified by said instrument, which was recorded on September 5, 2014 in Official Records Book 3898, Page 1387, Public Records of Charlotte County, Florida (the "2014 Charlotte County Security Instrument"); Borrower executed in favor of Lender an Assignment of Leases and Rents securing Loan E and Loan F and cross-collateralized with the 2013 Loan A, B and D Existing Loan Documents as modified by the 2014 Loan A, B and D Modification (defined below), which instrument was recorded on September 5, 2014 in Official Records Book 3898, Page 1450, Public Records of Charlotte County, Florida (the "2014 Charlotte County Assignment of Leases and Rents"); Borrower and Lender entered into a Loan E and Loan F Loan Agreement (the "2014 Loan E and F Loan Agreement"), Borrower and Lender executed a 2014 Second Amendment to Loan Agreement dated September 4, 2014 (the "Second Amendment to Loan Agreement" with the 2013 Loan Agreement, as amended thereby, being referred to as the "2014 Loan A, B and D Loan Agreement") and certain guarantees of such loan documents and certain other loan documents of even date therewith by Borrower in favor of Lender and/or between Borrower and Lender pertaining to Loan E and Loan F (Note E, Note F, the 2014 Charlotte County Security Instrument, the 2014 Charlotte County Assignment of Leases and Rents, the 2014 Loan E and F Loan Agreement, any guarantees as to Loan E and Loan F, and said other loan documents (excluding the 2014 Second Amendment to Loan Agreement) are collectively referred to as the "2014 Loan E and F Existing Loan Documents");

WHEREAS, on September 4, 2014, Borrower and Lender entered into a 2014 Modification of Mortgage and Security Agreement and Modification of Other Loan Documents (the "2014 Loan A, B and D Modification" and the 2013 Original Security Instrument as modified by the 2014 Loan A, B and D Modification, is referred to as the "2014 Loan A, B and D Original Security Instrument" and the 2013 Loan A, B and D Existing Loan Documents as modified by the 2014 Loan A, B and D Modification and by the 2014 Second Amendment to Loan Agreement are

referred to as the "2014 Loan A, B and D Existing Loan Documents"), in seven counterparts, one of which was recorded on September 5, 2014 in Official Records Book 5074, Page 1814, the Public Records of Collier County, Florida, recorded on September 5, 2014 as Instrument 201425005126, Public Records of Hardee County, Florida, on September 5, 2014 in Official Records Book 882, Page 562, Public Records of Hendry County, Florida, on September 5, 2014 in Official Records Book 2443, Page 802 Public Records of Highlands County, Florida, on September 5, 2014 in Official Records Book 2739, Page 278 Public Records of Martin County, Florida, on September 5, 2014 in Official Records Book 4662, Page 223 Public Records of Osceola County, Florida and on September 8, 2014 in Official Records Book 9333, Page 1419 Public Records of Polk County, modifying the Loan A, B and D Existing Loan Documents to cross-default and cross-collateralize the same with the 2014 Loan E and F Existing Loan Documents;

WHEREAS, 734 Sub, LLC, a Florida limited liability company has merged into 734 Citrus Holdings, LLC, a Florida limited liability company with the latter being the surviving entity and with the result that Alico, Inc., a Florida corporation ("Alico") is the sole member of said surviving entity (the "Silver Nip Merger");

WHEREAS, the Borrower desires to provide a $7,000,000.00 Subsidiary Guaranty (the "Silver Nip Rabo Subsidiary Guaranty") of the obligations of Alico, Alico-Agri, Ltd., a Florida limited partnership, Alico Land Development Inc., a Florida corporation, Alico Plant World, L.L.C., a Florida limited liability company, Alico Fruit Company, LLC, a Florida limited liability company, and Alico Citrus Nursery, LLC, a Florida limited liability company (collectively, "Alico Rabo Borrower") under that certain Credit Agreement with Rabo Agrifinance, Inc., a Delaware corporation ("Rabo") dated December 1, 2014 as amended by the First Amendment to Credit Agreement and Consent, pursuant to which Rabo has agreed to make certain extensions of credit to the Alico Borrower in an aggregate principal amount of up to
$70,000,000.00 (the "Rabo Revolving Line-of-Credit Loan");

WHEREAS, the Borrower desires that Lender enter into an Intercreditor Agreement with Rabo on or about the date of this Loan E and F First Amendment (the "Rabo Intercreditor Agreement"), which provides for a subordination, subject to the terms, conditions and provisions therein, of Lender's lien and security interest in the crops and certain other collateral;

WHEREAS, the parties desire to modify and amend the 2014 Loan A, B and D Original Security Instrument by that certain 2015 Modification of Mortgage and Security Agreement and Modification of Other Loan Documents of even date herewith between Borrower and Lender, in seven counterparts to be recorded in the Public Records of the Florida Counties of Collier, Hardee, Hendry, Highlands, Martin, Osceola and Polk (the "2015 Loan A and B Modification") and to modify the 2014 Loan A, B and D Loan Agreement by a Third Amendment to Loan Agreement of even date herewith between Borrower and Lender (the "2015 Loan A and B Third Amendment" and the 2014 Loan A, B and D Loan Agreement, as modified by the 2015 Loan A and B Third Amendment, is referred to as the "Loan A and B Loan Agreement") to reflect the foregoing changes and the loan document changes required by Lender as a result thereof and in consideration of Lender's consent and agreement thereto;

WHEREAS, the parties desire to modify and amend the 2014 Charlotte County Security Instrument by a 2015 Modification of Mortgage and Security Agreement and Modification of Other Loan Documents (Charlotte County) between Borrower and Lender of even date herewith (the "2015 Loan E and F Modification"); and

WHEREAS, the parties desire to modify and amend the 2014 Loan E and F Loan Agreement to reflect the above changes and the loan document changes required by Lender as a result thereof and in consideration of Lender's consent and agreement thereto, all as provided herein.

IN CONSIDERATION OF the foregoing facts and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants and agreements contained in this Loan E and F First Amendment, the Borrower and the Lender agree that the 2014 Loan E and F Loan Agreement is hereby modified and amended as follows:

1.Definitions. The recitals above are incorporated herein and any capitalized terms used, but not defined herein, shall have the meaning ascribed thereto in the Loan Documents and Article I of the 2014 Loan E and F Loan Agreement is hereby amended as of, from and after the Loan E and F First Amendment Effective Date, by adding the defined terms in this Loan E and F First Amendment as defined terms therein and by amending and restating any of the following defined terms to the extent such terms are already defined in the 2014 Loan E and F Loan Agreement as follows:

(a)"Agreement" shall mean the 2014 Loan E and F Loan Agreement as modified by this Loan E and F First Amendment and all other subsequent permitted amendments, supplements, and modifications thereof, including all exhibits and schedules.

(b)"Assignment of Leases and Rents" shall mean the 2014 Charlotte County Assignment of Leases and Rents as modified by the 2015 Loan E and F Modification.

(c)	"Loan" shall mean Loan E and Loan F.

(d)"Loan A & B Assignment of Leases and Rents" shall mean the 2013 Assignment of Leases and Rents as modified by the 2014 Loan A, B and D Modification and by the 2015 Loan A and B Modification as affected by any and all partial releases therefrom heretofore executed by Lender and recorded in the Public Records of the county in which the released parcels are located , and all other subsequent permitted amendments, supplements, modifications thereof and partial releases therefrom executed by Lender and recorded in the Public Records of the county in which the released parcel or parcels are located.

(e)"Loan A and B Loan Documents" shall mean shall mean the 2014 Loan A, B and D Existing Loan Documents as modified by the 2015 Loan A and B Modification and the 2015 Loan A and B Third Amendment, the guarantees of said loan documents, and the other documents by Borrower in favor of Lender or between Borrower and Lender of even date with the 2015 Loan A and B Third Amendment other than the 2015 Loan E and F Modification and the Loan E and F First Amendment.

(f)"Loan Documents" shall mean the 2014 Loan E and F Existing Loan Documents as modified by the 2015 Loan E and F Modification and this Loan E and F First Amendment, the guarantees of said loan documents, and the other documents by Borrower in favor of Lender or between Borrower and Lender of even date with this Loan E and F First Amendment other than the 2015 Loan A and B Modification and the 2015 Loan A and B Third Amendment.

(g)"Loan A and B Security Instrument" shall mean the 2014 Loan A, B and D Original Security Instrument as modified by the 2015 Loan A and B Modification together as affected by any and all partial releases therefrom heretofore executed by Lender and recorded in the Public Records of the county in which the released parcels are located, and all other subsequent permitted amendments, supplements, modifications thereof and partial releases therefrom executed by Lender and recorded in the Public Records of the county in which the released parcel or parcels are located.

(h)	"Note" shall mean Note E and Note F.

(i)	"Premises" shall have the meaning ascribed thereto in the Security Instrument.

(j) "Principal Place of Business" shall mean the principal place of business and the headquarters of the Borrower at which place all of Borrower's records are kept and which currently is located at 10070 Daniels Interstate Court, Suite 100, Fort Myers, Florida 33913.

(a)"Loan E and F First Amendment" shall mean this First Amendment to Loan Agreement (Loan E and F) between Borrower and Lender dated as of the Loan E and F First Amendment Effective Date.

(1)"Loan E and F First Amendment Effective Date" shall mean the date first set forth above in this Loan E and F First Amendment preceding the designation "Loan E and F First Amendment Effective Date".

(a)"Rabo Security Agreement" shall mean that certain Security Agreement between Borrower and Rabo of even date herewith.

(b)"Security Instrument" shall mean the 2014 Charlotte County Security Instrument as modified by the 2015 Loan E and F Modification.

2.Note D and Loan D Canceled/ Note C Previously Canceled. On even date herewith, Borrower and Lender have entered into a Cancellation and Termination of Future Advance Promissory Note D which cancels and terminates Note D on a date which is the same as the Loan E and F First Amendment Effective Date with Borrower to have no further right to advances from Lender thereunder as the revolving credit facility evidenced by said Note D and Loan D, are canceled, terminated and of no further force and effect. Accordingly, any provisions of the Loan A and B Loan Agreement or any other Loan Document pertaining to Note D or Loan D or any such revolving credit facility thereunder are of no further force and effect. As that certain Promissory Note C from Borrower to Lender in the face amount of up to Five Million and No/100 Dollars ($5,000,000.00) dated December 31, 2012 ("Note C", and the loan evidenced thereby is known as Loan 717610638 and is referred to as "Loan C") has previously been canceled, any provisions of the Loan A and B Loan Agreement or any other Loan Document pertaining to Note C or Loan C are of no further force and effect.

3.Modification of Section 2.6 Cross-Default/Cross-Collateralization on a Pari Passu Basis. Section 2.6 of Article II of the 2014 Loan E and F Loan Agreement is hereby modified as of, from and after the Loan E and F First Amendment Effective Date to read as follows: "Section
2.7 Cross-Default/Cross Collateralization on a Pari Passu Basis. A default under (i) any of Note A, Note B, Note E, or Note F, after the expiration of any applicable grace and notice periods, shall be a default under each and every one of said notes and (ii) a default under any of the Loan Documents or under any of the Loan A and B Loan Documents, after the expiration of any applicable grace and notice periods, shall be a default under each and every one of said documents. The lien and security interests of the Security Instrument, the Assignment of Leases and Rents, the Loan Documents and the Collateral encumbered thereby, shall also secure the obligations of Borrower under Note A, Note B and the other Loan A and B Loan Documents on a pari passu basis. The lien and security interests of the Loan A and B Security Instrument, the Loan A and B Assignment of Leases and Rents, the other Loan A and B Loan Documents and the Collateral encumbered thereby, shall also secure the obligations of Borrower under Note E and Note F and the Loan E and F Loan Documents on a pari passu basis. "A pari passu basis", as used herein, shall mean that such liens and security interests shall be apportioned among Loan A, Loan B, Loan E and Loan F by using a percentage for each of Loan A, Loan B, Loan E and Loan F calculated by dividing (x) the sum owing under the subject loan by (y) the total of all sums owing under all of said loans together, as such sums change from time to time. No present and/or future holder of such loans shall be entitled to make any future advances or modifications to any of such loans except with the advance written consent of all the holders of all of said loans at the time thereof. Each holder of such loans shall, at the request of the other, from time to time, execute record and file such documents reasonably necessary to carry out the foregoing provisions and/or to perfect such lien and security interests on the foregoing basis."

4.Modification of Section 3.7 (No Outstanding Debt). Section 3.7 of the 2014 Loan E and F Loan Agreement is modified to read: "Borrower has no outstanding Debt for an amount owed by Borrower to another, except for the intercompany loan from Alico pursuant to Section 4.8, loans outstanding under the Loan A and B Loan Documents, the Loan, capital leases on equipment, and any liabilities disclosed to Lender in writing before the Loan E and F First Amendment Effective Date and other obligations in the nature of trade payables incurred by Borrower in its ordinary course of business."

5.Modification of Section 3.10 (Executive Office and Location of Records). Section 3.10 of the 2014 Loan E and F Loan Agreement is modified to read: "The Borrower's Principal Place of Business is located at 10070 Daniels Interstate Court, Suite 100, Fort Myers, Florida 33913 and all of its books and records are and shall be maintained there."

6.Modification of Article IV Financial Covenants of the Borrower. The contents of Article IV Financial Covenants of Borrower of the 2014 Loan E and F Loan Agreement are amended to read as follows: "The Borrower covenants, for so long as any of the principal amount of or interest on the Note is outstanding and unpaid or any duty or obligation of the Borrower hereunder or under any other Obligation remains unpaid or unperformed, as follows:

Section 4.1 Financial Records. The Borrower at all times will keep proper and adequate records and books of account in accordance with GAAP consistently applied in which the full, true and correct entries will be made of its transactions and which will properly and correctly reflect all items of income and expense in connection with the operation of the Borrower's business.

Section 4.2    Delivery of Financial Statements of the Borrower. The Borrower will deliver to the Lender copies of each of the following:

(1)Within one hundred twenty (120) days after the end of each Fiscal Year, audited financial statements of Borrower and its Subsidiaries on a consolidated basis (with appropriate subsidiary eliminations), which are prepared in accordance with GAAP (consisting of an income statement, balance sheet, and a statement of retained earnings and cash flow). They shall be prepared and certified by a certified public accountant reasonably acceptable to the Lender, all in reasonable detail. Such audited financial statements shall be further certified by the chief financial officer of the Borrower or its managing member as being true, correct, and accurate, as completely and accurately reflecting the financial transactions during the period covered thereby of Borrower and its consolidated Subsidiaries, and as completely and accurately reflecting the financial condition of Borrower and its consolidated Subsidiaries as of the beginning and end of said period covered.

(2)As soon as practicable and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a certificate of compliance with financial covenants from the chief financial officer of the Borrower or its managing member ("Certificate of Compliance") addressed to Lender and certifying the compliance of Borrower with the financial covenants provided in this Article.

(3)Annually, within ninety (90) days after the completion of each Crop Season (a Crop Season shall, as to a particular Crop, be the Crop season used by the industry in the area of the Premises as to which the Crop pertains), Borrower shall furnish to Lender operating information on the Collateral as follows:

(i)Reports/documents (internal inventory reports etc.) that describe and value all inventory security, including each citrus crop variety's acreage both on a gross acreage and grove planted acreage basis; and

(ii)Citrus Crop production and operations detailed information, including yields by variety, costs and pricing by grove/farm and variety.

(iii)With reasonable promptness, such other data and information as from time to time may be reasonably required by the Lender.

Section 4.3    Delivery of Reports. All of the reports, statements, and items required under Section 4.2 shall be in form and substance satisfactory to Lender. All of the reports, statements, and items required under Section 4.2 must, unless another time period is specified above, be received each year this Agreement is in force by the date which is one hundred twenty
(1)days after the end of the Borrower's Fiscal Year, as the case may be subject to filing deadline extensions. If any one report, statement, or item is not received within thirty (30) days of this due date, Lender may declare an Event of Default under this Agreement and the Loan Documents.

Section 4.4    Inspection of Records. Borrower shall allow Lender or its authorized representatives at all reasonable times, but no more than twice per Fiscal Year if no Event of Default then exists, to examine and make copies of all such books and records and all supporting data therefor at Lender's principal place of business or at such other place where such books, records, and data may be located. Borrower shall assist Lender or such representative in effecting such examination. Within three (3) years after Lender's receipt of any such report, statement, or item, Lender may, upon at least five (5) Business Days prior written notice to Borrower, inspect and make copies of the books, records, and income tax returns with respect to the Collateral of Borrower, for the purpose of verifying any such reports, statements, or items.

Section 4.5    Article IV Terms:

The following definitions shall apply to the financial covenants in this Article as to Borrower and its Subsidiaries on a consolidated basis (with appropriate subsidiary eliminations):

(1)"Consolidated Current Ratio" shall mean the ratio of (i) Consolidated Current Assets to (ii) Consolidated Current Liabilities;

(2)"Consolidated Current Assets" shall mean current assets as defined under and computed in accordance with GAAP consistently applied based upon audited financial statements of Borrower and its Subsidiaries on a consolidated basis; and

(3)"Consolidated Current Liabilities" shall mean current liabilities as defined under and computed in accordance with GAAP consistently applied based upon audited financial statements of Borrower and its Subsidiaries on a consolidated basis including all funded debt under lines of credit to Borrower and its Subsidiaries.

Section 4.6    Required Consolidated Current Ratio. The Consolidated Current Ratio measured at the end of each Fiscal Year based on audited consolidated financial statements of Borrower shall be at least 1.50 to 1.00.

Section 4.7 LOC. While any portion of the Loan remains unpaid and outstanding there shall be no LOC other than the Rabo Revolving Line-of Credit-Loan subject to the Rabo Intercreditor Agreement. Other than the Silver Nip Rabo Subsidiary Guaranty, Borrower shall incur no obligation under the Rabo Revolving Line-of-Credit Loan without Lender's advance written consent. Without limiting the foregoing, Borrower will not execute any security instruments under the Rabo Revolving Line-of-Credit except (i) the Rabo Security Agreement and any documents executed in connection with or required by the Rabo Security Agreement and
(ii) those documents that secure only the obligations under the Silver Nip Rabo Subsidiary Guaranty. Borrower will provide Lender a true and complete copy of each such security instrument before the Loan E and F First Amendment Effective Date if executed before said date, and promptly after execution if executed after such date. A default under the Rabo Revolving Line-of-Credit Loan, the effect of which is to cause, with the giving of notice, if required, amounts outstanding under the Rabo Revolving Line-of-Credit to become due prior to their stated maturity, or any payment made by Borrower under the Silver Nip Rabo Subsidiary Guaranty shall be a default hereunder. Any modification of the Rabo Revolving Line-of-Credit that limits Alico's ability to extend credit to the Silver Nip Entities under the written agreement between Silver Nip and Alico pursuant to Section 4.8 hereof or any modification of the Silver Nip Rabo Subsidiary Guaranty without Lender's advance written consent shall be a default herein.

Section 4.8 Silver Nip Rabo Subsidiary Guaranty. At the time the Silver Nip Rabo Subsidiary Guaranty is delivered to Rabo, there shall be a written agreement between Borrower and Alico, giving Borrower the revolving right to borrow from Alico at any time and from time to time, so long as the Silver Nip Rabo Subsidiary Guaranty is in full force and effect, a sum up to an amount which would not result in the loan balance of such loan obligation outstanding at any one time exceeding $7,000,000.00. A copy of such executed written agreement shall be delivered by Borrower to Lender before the Loan E and F First Amendment Effective Date. The failure to keep such agreement in full force and effect while such guaranty is in full force and effect shall be a default hereunder."

7.Modification of Section 5.3 (First Lien). Section 5.3 of the 2014 Loan E and F Loan Agreement is modified to read: "Borrower shall provide Lender a first lien and security interest in all the Collateral, as defined in the Security Instrument, subject only to Permitted Liens, and except such Collateral that is subordinated by Lender in the Rabo Intercreditor Agreement while such subordination is in force and effect as provided in said agreement."

8.Modification of Section 5.4 (Second Lien). Section 5.4 of the 2014 Loan E and F Loan Agreement is modified to read: "Borrower shall provide Lender a second lien and security interest in all the Collateral (as defined in the Security Instrument) which is subordinated by Lender in the Rabo Intercreditor Agreement while such subordination is in force and effect as provided in said agreement, subject only to Permitted Liens."

9.Silver Nip Merger. Lender has consented to the Silver Nip Merger and the same is not in violation of Section 6.1 of the 2014 Loan E and F Loan Agreement or any other provision of the Loan A and B Loan Agreement or of any provision in any other Loan Document.

10.Modification of Section 6.5 (Loans to Borrower/Liens on Collateral). Section 6.5 of the 2014 Loan E and F Loan Agreement is modified to read: "Borrower and none of the entities constituting Borrower shall incur any Debt for an amount owed by Borrower to another or extend any guarantees of Debt for an amount owed by Borrower to another other than intercompany loans from Alico pursuant to Section 4.8, the Silver Nip Rabo Subsidiary Guaranty, loans outstanding under the Loan A and B Loan Documents, the Loan, capital leases on equipment, or any liabilities disclosed to Lender in writing before the Third Amendment Effective Date and other obligations in the nature of trade payables incurred by Borrower in its ordinary course of business. Borrower and none of the entities constituting Borrower may create, incur or suffer to exist any lien on any of the Collateral or permit any Financing

Statement (other than any of Lender or any of Rabo as provided for in the Rabo Security Agreement and documents executed in connection with or required by the Rabo Security Agreement) to be on file with respect thereto, without the Lender's written consent."

11.Modification of Section 6.6 (Other Liens). Section 6.6 of the 2014 Loan E and F Loan Agreement is modified to delete "Other than liens and security interests permitted to secure LOC," and replace such text with "Other than the lien and security interest of Rabo permitted in Section 6.5 hereof.”

12.Modification of Section 9.3. Section 9.3 of the Loan E and F Loan Agreement is modified to: Change the address of Borrower to 10070 Daniels Interstate Court, Suite 100, Fort Myers, Florida 33913.

13.Article III Representations and Warranties. Borrower hereby remakes the representations of Borrower in the Loan E and F Loan Agreement as of the Loan E and F First Amendment Effective Date.

14.No Novation. This is not a novation and the 2014 Loan E and F Existing Loan Documents, and all their terms, covenants, conditions, agreements and stipulations shall remain in full force and effect, except as modified by the 2015 Loan E and F Modification and herein.

15.No Impairment. Nothing herein contained invalidates or impairs or shall invalidate any or impair security now held by Lender for said debt, nor impair nor release any covenants, conditions, agreements, or stipulations in said 2014 Loan E and F Existing Loan Documents, and the same, except as modified by the 2015 Loan E and F Modification and herein shall continue in full force and effect and Borrower, and each of them, jointly and severally further covenant and agree to perform, comply with and abide by each and every of the covenants, agreements, conditions and stipulations of the said 2014 Loan E and F Existing Loan Documents as modified by the 2015 Loan E and F Modification and herein.

16.Release of Defenses, Counterclaims and Offsets. Borrower and each of them hereby agree and confirm that, as of the date hereof, neither (i) Loans A and B, Loan E and Loan F, (ii) the 2014 Loan A, B and D Existing Loan Documents and the 2014 Loan E and F Existing Loan Documents, (iii) the servicing of Loans A, B, E and F nor (iv) this transaction, is subject to any defenses, set-offs or counterclaims whatsoever, and, any existing, are hereby waived.

17.Governing Law. This Loan E and F First Amendment shall be governed by and construed in accordance with the laws of the State of Florida (without reference to conflicts or choice of law principles).

18.Successors and Assigns Joint and Several Liability. The provisions of this Loan E and F First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, assigns, and legal representatives.

19.Attorney's Fees. The prevailing party in any litigation brought to enforce the provisions of this Loan E and F First Amendment shall be entitled to recover from the other party its reasonable costs and expenses, including attorneys' fees, whether at trial or on appeal, in mediation, bankruptcy, insolvency proceedings or other proceedings.
20.Counterparts. This Loan E and F First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Loan E and F First Amendment by signing any such counterpart.

21.JURY TRIAL WAIVER. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE 2014 LOAN E AND F LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT, ANY OF THE 2014 LOAN A, B AND D LOAN DOCUMENTS, THIS LOAN E AND F FIRST AMENDMENT, THE 2015 LOAN A, B AND D MODIFICATION, THE 2015 LOAN E AND F MODIFICATION, OR ANY ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH.

IN WITNESS WHEREOF, each of the parties hereto has caused this Loan E and F First Amendment to be executed, sealed and delivered, as applicable, by their duly authorized officers as of the Loan E and F First Amendment Effective Date first set forth above.

[SIGNATURE AND NOTARY BLOCKS FOLLOW]

"BORROWER"

734 CITRUS HOLDINGS, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

As: Chief Executive Officer of Alico, Inc., its Sole Member

"BORROWER"

734 LMC GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Manager

"BORROWER"

734 CO-OP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Manager

"BORROWER"

734 BLP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Manager

"BORROWER"

734 HARVEST, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Manager

"LENDER"

PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company

By: /s/ William M. Lewis
(Signed Name)

Its: Vice President

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as the Chief Executive Officer of ALICO INC., the sole member of 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as manager of 734 LMC GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as manager of 734 CO-OP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as manager of 734 BLP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as manager of 734 HARVEST, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF ORANGE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared William M. Lewis the Vice President of PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ Charles E. Hurst
Signature of Notary Public)

Charles E. Hurst
(Printed Name of Notary Public)

My commission expires:     1-20-2019

[NOTARY SEAL]